WAKEFIELD MANAGED FUTURES STRATEGY FUND
(a series of Wakefield Alternative Series Trust)

Class A Shares:	WKFAX
Class C Shares:	WKFCX
Class I Shares:	WKFIX

Supplement dated October 28, 2016 to the prospectus dated October 28, 2016

Effective December 12, 2016, Gemini Fund Services, LLC will replace ALPS Fund Services, Inc. as transfer agent to the Wakefield Managed Futures Strategy Fund (the “Fund”). Prior to December 12, 2016, shareholders should continue to purchase and redeem shares of the Fund as set forth below. Beginning on December 12, 2016, shareholders will need to follow the process of purchasing and redeeming shares as set forth in the prospectus dated October 28, 2016.

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Purchasing Shares: Class A and C shares can be purchased through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. To purchase Class I shares directly with the Wakefield Fund send a completed application form to the following address:

Regular Mail
Wakefield Managed Futures Strategy Fund PO Box 13965 Denver, CO 80201

Overnight Mail
Wakefield Managed Futures Strategy Fund 1290 Broadway, Suite 1100 Denver, CO 80203

The USA PATRIOT Act requires financial institutions, including the Wakefield Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Wakefield Fund in verifying your identity. Until such verification is made, the Wakefield Fund may temporarily limit additional share purchases. In addition, the Wakefield Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Wakefield Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Wakefield Fund through brokers or agents who have entered into selling agreements with the Wakefield Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Wakefield Fund. The Wakefield Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Wakefield Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Wakefield Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Wakefield Fund, please call the Wakefield Fund at 1-855-243-1815 for wiring instructions and to notify the Wakefield Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Wakefield Fund will normally accept wired funds for investment on the day received if they are received by the Wakefield Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Wakefield Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Wakefield Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Wakefield Fund account. Please contact the Wakefield Fund at 1-855-243-1815 for more information about the Wakefield Fund's Automatic Investment Plan.

The Wakefield Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to "Wakefield Managed Futures Strategy Fund". The Wakefield Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Wakefield Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: ALPS Fund Services, Inc. the Wakefield Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Wakefield Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Wakefield Fund receives your application or request in good order. All requests received in good order by the Wakefield Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:	When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:
• the name of the fund and share class • the dollar amount of shares to be purchased • a completed purchase application and check payable to the "Wakefield Managed Futures Strategy Fund"

HOW TO REDEEM SHARES

Redeeming Shares: Class A and C investors may not redeem shares of the Fund directly. Shares may be redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents. If Class I shares are held directly with the Fund, you may redeem all or any portion of the shares credited to your account be submitting written request for redemption to:

Regular Mail

Wakefield Managed Futures Strategy Fund
PO Box 13965
Denver, CO 80201

Overnight Mail

Wakefield Managed Futures Strategy Fund
1290 Broadway, Suite 1100
Denver, CO 80203

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Wakefield Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-243-1815. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

The Wakefield Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Wakefield Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Wakefield Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Wakefield Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Wakefield Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Wakefield Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. Your bank may impose a fee for the incoming wire.

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This Supplement, and the Prospectus dated October 28, 2016 and the Statement of Additional Information dated October 28, 2016 each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All of these documents are available upon request and without charge by calling 1-855-243-1815 or visit www.WakefieldFunds.com

Please retain this Supplement for future reference.